SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 14, 2004

MACROPORE BIOSURGERY, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-32501	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Top Gun Street, San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (858) 458-0900

Item 5:  Other Events and Regulation FD Disclosure.

MacroPore Biosurgery, Inc. reported the sale of its bioresorbable film implant business to MAST Biosurgery, AG in a press release dated May 14, 2004, attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit 99.1	Press release issued by MacroPore Biosurgery, Inc. on May 14, 2004, announcing the sale of its bioresorbable film implant business to MAST Biosurgery, AG in a press release dated May 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROPORE BIOSURGERY, INC.

Dated: May 14, 2004	By:	/s/ Christopher J. Calhoun
Christopher J. Calhoun
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press release issued by MacroPore Biosurgery, Inc. on May 14, 2004, announcing the sale of its bioresorbable film implant business to MAST Biosurgery, AG in a press release dated May 14, 2004